UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 June 9, 2003
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                               CLAYTON HOMES, INC.
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             (Exact name of registrant as specified in its charter)


      DELAWARE               1-8824              62-1671360
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(State or other       (Commission  File         (IRS  Employer
 jurisdiction          Number)                   Identification No.)
 of incorporation)


5000  Clayton  Road
Maryville, Tennessee                                                37804
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(Address of principal executive offices)                          (Zip Code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (865) 380-3000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS

On June 9, 2003, the Company filed a press release reporting preliminary operating results for the month of May 2003. A copy of the press release is attached as Exhibit 99.1.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

99.1 Press Release dated June 9, 2003 reporting preliminary operating results for the month of May 2003.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLAYTON  HOMES,  INC.
                              ---------------------
                              (Registrant)


Date:          June 9,  2003           /s/  Kevin T. Clayton
               ------------------     -----------------------
                                           Kevin T. Clayton
                                           Chief Executive Officer and President
                                           (Principal Executive Officer)

                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION                                         PAGE
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99.1        Press  Release  dated June 9, 2003                     5

                                                       EXHIBIT  99-1

NEWS RELEASE

FOR IMMEDIATE RELEASE
-----------------------
JUNE 9, 2003                             CONTACT:     INVESTOR RELATIONS
                                         PHONE:       865-380-3206
                                         FAX:         865-380-3784

                  CLAYTON HOMES INC.  ANNOUNCES FEBRUARY RESULTS

KNOXVILLE, TENN. - Clayton Homes, Inc. (NYSE:CMH), a leading national manufactured housing company, today announced preliminary operating results for the month of May 2003.

                                                            % Change From
                                              $in thousands    May 2002
                                              -------------  -------------
Retail
   New and Used Sales Dollars                     $44,300           -17%

Manufacturing:
   Total Deliveries                               $44,300           -11%

Communities
   Total Revenues                                  $8,200            -6%

Vanderbilt:
   Originations from Retail and Communities:      $53,900            -5%

Clayton Homes, Inc. is a vertically integrated manufactured housing company with 20 manufacturing plants, 296 Company owned stores, 611 independent retailers, 86 manufactured housing communities, and financial services operations that provide mortgage services for 168,000 customers and insurance protection for 100,000 families.